UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10151

                      TT INTERNATIONAL U.S.A. MASTER TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                         Forum Shareholder Services LLC
                                  P.O. Box 446
                               Portland, ME 04112
                     (Name and address of agent for service)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 1-888-465-5722

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2004

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                                  DECEMBER 31, 2004
[Photo Omitted]

                               TT INTERNATIONAL FUNDS
                                  ANNUAL REPORT






O TT EUROPE MUTUAL FUND
O TT EUROPE PORTFOLIO
O TT ACTIVE INTERNATIONAL MUTUAL FUND
O TT EAFE PORTFOLIO


                               INVESTMENT ADVISOR:




                        [TT INTERNATIONAL Logo Omitted]

                      (This page intentionally left blank)

TABLE OF CONTENTS

         TT EUROPE MUTUAL FUND
            President's Letter                                               1
            Managers' Discussion and Analysis                                3
            Statement of Assets and Liabilities                              7
            Statement of Operations                                          8
            Statement of Changes in Net Assets                               9
            Financial Highlights                                            10
            Notes to the Financial Statements                               12
            Report of Independent Registered Public Accounting Firm         18
            Disclosure of Fund Expenses                                     19
            Notice to Shareholders                                          20

         TT EUROPE PORTFOLIO
            Schedule of Investments                                         21
            Statement of Assets and Liabilities                             25
            Statement of Operations                                         26
            Statement of Changes in Net Assets                              27
            Notes to the Financial Statements                               28
            Report of Independent Registered Public Accounting Firm         33
            Disclosure of Portfolio Expenses                                34

         TT ACTIVE INTERNATIONAL MUTUAL FUND
            President's Letter                                              36
            Managers' Discussion and Analysis                               38
            Statement of Assets and Liabilities                             42
            Statement of Operations                                         43
            Statement of Changes in Net Assets                              44
            Financial Highlights                                            45
            Notes to the Financial Statements                               47
            Report of Independent Registered Public Accounting Firm         53
            Disclosure of Fund Expenses                                     54
            Notice to Shareholders                                          55

         TT EAFE PORTFOLIO
            Schedule of Investments                                         56
            Statement of Assets and Liabilities                             61
            Statement of Operations                                         62
            Statement of Changes in Net Assets                              63
            Notes to the Financial Statements                               64
            Report of Independent Registered Public Accounting Firm         70
            Disclosure of Portfolio Expenses                                71

         MANAGEMENT OF THE FUND AND THE PORTFOLIO                           72

                                                     TT EUROPE MUTUAL FUND
                                                       TT EUROPE PORTFOLIO



                                                           [Photo Omitted]

                                           [TT INTERNATIONAL Logo Omitted]

PRESIDENT'S LETTER


Dear Fellow Shareholder,

I am pleased to present to you the 2004 annual report for the TT Europe Mutual Fund and the TT Europe Portfolio.

As of December 31, 2004 the net assets and full year 2004 performance of the TT Europe Mutual Fund were:

               Net Assets                      US$ 162,682

               Performance for 2004            15.93%*
               MSCI Europe Index               20.88%

Headline figures for 2004 returns fail to give a true reflection of market conditions. Following a positive start to the year, in what were relatively normal trading conditions, markets succumbed to deteriorating sentiment as the threat of rising interest rates, high oil prices and a hard landing in China rattled confidence. With markets paying little attention to fundamentals, defensive stocks found favour at the expense of the more growth-oriented companies held in our portfolio. Uncertainty and volatility dogged markets until the latter part of the year when a sharp rally heralded the return of rational trading conditions and with it a more positive outlook for 2005.

Despite these headwinds and a challenging year in terms of performance we remain confident that TT's proven combination of talented investment professionals and disciplined but flexible investment approach will continue to add value as markets focus once more on fundamentals. Indeed we strengthened the team further during the year and we look forward to new ideas and additional expertise contributing positively once more to TT's excellent track record in European equities.

TT continued to add assets at a steady rate through 2004 and we now manage close to $2.8 billion in various European equity strategies, compared to $1.4 billion at the beginning of the year. This is from a total of $10.9 billion managed firmwide at the end of 2004. The result is a well-balanced business with a focused product range reflecting TT's core strengths -- in European and



*One year return for TT Europe Mutual Fund, Institutional Class

--------------------------------------------------------------------------------

International equities and related long-short strategies. The same successful process -- which is rigorous and disciplined but also emphasises teamwork and flexibility -- is found at the heart of all TT's investment strategies.

We remain firmly committed to providing outstanding investment performance and service to all our clients while growing the business in a responsible manner. As always your confidence and support are much appreciated.

Sincerely,

/s/David Burnette

DAVID BURNETT
President






--------------------------------------------------------------------------------
1-888-465-5722                          2

TT Europe Mutual Fund

MANAGER'S DISCUSSION AND ANALYSIS



YEAR-TO-DATE PERFORMANCE
AS OF 12/31/04          TT EUROPE MUTUAL FUND +15.93%*    MSCI EUROPE +20.88%

   Positive relative returns in the first quarter were offset by disappointing performance later in the year, particularly in quarters two and four. Global growth almost certainly peaked in Q1 of 2004 and while momentum slowed over the summer months, economies do not appear to be rolling over. The portfolio began 2004 with a cyclical bias, reflecting our view that economic growth would be sustainable, and stayed this way for much of the year. Deteriorating sentiment (caused by fears over rising U.S. interest rates, growth in China and oil) hurt portfolio returns as markets dumped more economically-sensitive sectors in favour of oil, resources and certain defensives such as utilities. The unexpectedly sharp rise in the price of oil significantly impacted returns -- firstly because we were substantially underweight in oil stocks for much of the year and secondly due to its negative effect on holdings in the airline and auto sectors.

FIRST QUARTER 2004      TT EUROPE MUTUAL FUND +2.57%*     MSCI EUROPE +0.89%

   MARKETS
   Having made a positive start to 2004, equities sold off in the aftermath of the Madrid bombings. Fears of further terrorist atrocities spurred widespread rotation into more defensive sectors although the effects were short-lived in the absence of a follow-up attack. Markets subsequently recovered most of the lost ground on the back of stronger economic data, rising expectations for corporate profits and continuing M&A activity.

   PORTFOLIO
   We reduced our overweight position in Financials through profit taking in some of our higher beta names (Allianz, Banche Popolare and Allied Irish Banks), switching funds into tech stocks such as Infineon. We also bought a number of stocks which we believed were fundamentally cheap and possessed short-term catalysts to unlock value and continued to underweight traditionally defensive sectors such as Energy, Utilities and Health Care.

   PERFORMANCE
   The portfolio ended the quarter up 2.6% and ahead of the benchmark primarily thanks


*Institutional Class
--------------------------------------------------------------------------------
                                       3                      www.ttintfunds.com

TT Europe Mutual Fund
   to strong stock selection in Financials and Consumer Discretionary. A strong results season underlined the strength of the Financial sector's cash position with dividends rising sharply and buybacks gaining momentum. Relative performance was positive thanks to strong stock selection, particularly within Financials where Depfa Bank, Credit Agricole and Erste Bank posted solid returns.

SECOND QUARTER 2004     TT EUROPE MUTUAL FUND -0.29%*     MSCI EUROPE +2.13%

   MARKETS
   Equities were volatile during the quarter, with markets hit by severe rotation. Fears over rising U.S. interest rates and a slowdown in China's rapid growth rate ultimately outweighed optimism over the impressive Q1 reporting season and improving growth prospects elsewhere. Equities, though, edged higher towards the end of the period, as the price of crude oil slipped back and the widely expected U.S. rate hike passed almost without event. PORTFOLIO The Consumer Discretionary and Industrials sectors remained the largest overweight positions within the fund as we continued to take a moderately pro-growth stance with newsflow and overall valuation levels favouring cyclical names. Defensive sectors remained fundamentally challenged -- particularly in the case of oils (cost of replacing reserves) and pharma (pipelines, patents, lawsuits) -- supporting the portfolio's continued underweight position in these areas.

   PERFORMANCE
   The portfolio ended the quarter down and behind the benchmark -- both allocation and stock selection accounted for the underperformance. Oil stocks continued to rally on the back of sharply rising crude prices (a negative for our Energy underweight) while stock selection in cyclical sectors (Industrials, Materials and IT) accounted for much of Q2's negative relative return.

THIRD QUARTER 2004      TT EUROPE MUTUAL FUND -0.19%*     MSCI EUROPE +1.21%

   MARKETS
   Markets bounced sharply from the lows in August despite the rebound in the price of oil, which reached a new record high in nominal terms, and the widely expected rate hike by the Federal Reserve. A number of markets made new lows for the year in August before rallying from oversold levels as investors put aside concerns about

*Institutional Class
--------------------------------------------------------------------------------
1-888-465-5722                         4

TT Europe Mutual Fund
   slowing growth, China and electoral uncertainty in the U.S.

   PORTFOLIO
   Although sector allocations changed over the quarter, portfolio strategy remained generally pro-growth -- our most significant overweight positions were in cyclical sectors like Consumer Discretionary and Industrials. We continued to avoid Consumer Staples although this formed part of a broader underweight of defensive sectors (including utilities and pharma), chiefly on valuation grounds.

   PERFORMANCE
   Markets in Europe ended Q3 in positive territory thanks to the rally in equities from mid-August. Relative returns, though, were hurt by stock selection in Industrials (British Airways) and Energy (we didn't hold BP or Eni). In terms of allocation we added value in Consumer Staples (by being underweight) but underperformed in Energy (where we began the quarter underweight) and Consumer Discretionary.

FOURTH QUARTER 2004     TT EUROPE MUTUAL FUND +13.57%*    MSCI EUROPE +15.92%

   MARKETS
   Markets continued to move higher in thin end-of-year trading, supported by stronger macro data and an oil price down sharply from October's peak. Two rises in U.S. interest rates over the quarter were widely expected by investors, although a sharp rise in consumer confidence in December helped many markets close at or near their highs for the year.

   PORTFOLIO
   Going into 2005 we continued to favour those areas of the market which exhibited strong cash generation and where we saw good prospects for capital return to shareholders. Sectors that fitted the bill included selected banks (which were regarded essentially as a low multiple cash return story), non-life insurance (strong recovery credentials) and telecoms (broadly dollar neutral and increasingly returning cash).

   PERFORMANCE
   Markets continued their year-end advance, led higher by banks. The portfolio outperformed in the Financials sector thanks to strong stock selection (Credit Suisse) and positive allocation (overweight). Positive relative returns here and in Health Care were offset by negative stock selection in Materials (Lonmin and Anglo American) and Consumer Discretionary (Porsche and
   Puma).


*Institutional Class
--------------------------------------------------------------------------------
                                       5                      www.ttintfunds.com

--------------------------------------------------------------------------------
  Growth of a $10,000 Investment in TT Europe Mutual Fund Institutional Class,
            TT Europe Mutual Fund Class 1*, and the MSCI Europe Index

         TT Europe Mutual Fund      TT Europe Mutual Fund        MSCI Europe
          Institutional Class             Class 1*                  Index

2/12/01        10,000                     10,000                   10,000
12/31/01        8,517                      8,517                    8,356
12/31/02        7,336                      7,336                    6,820
12/31/03       10,514                     10,508                    9,449
12/31/04       12,189                     12,145                   11,421
-------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
                                                                VALUE OF $10,000
                                 ONE       THREE      SINCE         INVESTMENT
                                 YEAR      YEARS    INCEPTION     AS OF 12/31/04
-------------------------------
TT Europe Mutual Fund,
  Institutional Class           15.93%     12.69%     5.23%         $12,189
TT Europe Mutual Fund, Class 1* 15.58%     12.56%     5.13%         $12,145
MSCI Europe Index               20.88%     10.98%     3.12%         $11,421

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-465-5722. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

* CLASS 1 SHARES OF THE FUND WERE OFFERED BEGINNING AUGUST 5, 2003. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF THE INSTITUTIONAL CLASS SHARES, WHICH WERE OFFERED BEGINNING FEBRUARY 12, 2001.



--------------------------------------------------------------------------------
1-888-465-5722                         6

TT Europe Mutual Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                            US$
-------------------------------------------------------------------------------
ASSETS:
Investment in TT Europe Portfolio, at value                             164,162
Receivable from investment adviser                                       31,908
Other assets                                                                 22
-------------------------------------------------------------------------------
Total Assets                                                            196,092
-------------------------------------------------------------------------------
LIABILITIES:
Payable for professional fees                                            16,476
Payable for transfer agent fees                                          10,209
Payable for administration fees                                           3,886
Payable for trustees fees                                                 1,248
Other accrued expenses and payables                                       1,591
-------------------------------------------------------------------------------
Total Liabilities                                                        33,410
-------------------------------------------------------------------------------
NET ASSETS                                                              162,682
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                         140,471
Undistributed net investment income                                         228
Accumulated net realized loss on investments and
foreign currency translation                                             (4,490)
Net unrealized appreciation on investments                               26,473
-------------------------------------------------------------------------------
NET ASSETS                                                              162,682
-------------------------------------------------------------------------------
NET ASSETS:
Institutional Class                                                     121,016
Class 1                                                                  41,666
-------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(UNLIMITED SHARES AUTHORIZED; NO PAR VALUE)
Institutional Class                                                      10,409
Class 1                                                                   2,967
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE (OFFERING
AND REDEMPTION PRICE)
Institutional Class ($121,016 / 10,409 shares outstanding)                11.63
Class 1 ($41,666 / 2,967 shares outstanding)                              14.04
-------------------------------------------------------------------------------



                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       7                      www.ttintfunds.com

TT Europe Mutual Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                            US$
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income*(net of foreign taxes withheld of $322)                   2,220
Interest income*                                                            444
-------------------------------------------------------------------------------
Total investment income                                                   2,664
-------------------------------------------------------------------------------
EXPENSES:
Expenses allocated from TT Europe Portfolio*                            132,100
Investment advisory fee                                                   1,299
Administration fees                                                      46,029
Transfer agent fees                                                      39,335
Blue sky expense                                                         30,255
Professional fees                                                        14,429
Printing and postage expense                                                757
Trustees' fees and expenses                                                 743
Distribution and service fee - Class 1                                       55
Other fees                                                                1,147
-------------------------------------------------------------------------------
Total expenses                                                          266,149
Less expense waiver and reimbursement                                  (264,795)
-------------------------------------------------------------------------------
Net expenses                                                              1,354
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,310
-------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment security transactions*                                        17,442
Foreign currency transactions*                                              328
-------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investment securities and foreign currency translation*                   1,898
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                  19,668
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     20,978
-------------------------------------------------------------------------------
*Allocated from TT Europe Portfolio



                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                         8

TT Europe Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2004   DECEMBER 31, 2003
                                                        US$                 US$
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                 1,310               1,208
Net realized gain on investments and
   foreign currency transactions                     17,770               6,452
Net change in net unrealized appreciation
   on investments and foreign currency translation    1,898              24,635
-------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                   20,978              32,295
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income
Institutional Class                                    (938)               (919)
Class 1                                                (213)                (65)
-------------------------------------------------------------------------------
Total dividends                                      (1,151)               (984)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Net proceeds from shares sold
Institutional Class                                      69                  --
Class 1                                              37,507              10,813
Reinvestment of dividends
Institutional Class                                     797                 721
Class 1                                                 213                  65
Cost of shares redeemed
Institutional Class                                      --                  --
Class 1                                             (11,685)                 --
-------------------------------------------------------------------------------
Net increase in fund share transactions              26,901              11,599
-------------------------------------------------------------------------------
Total increase in net assets                         46,728              42,910
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                 115,954              73,044
-------------------------------------------------------------------------------
End of period*                                      162,682             115,954
-------------------------------------------------------------------------------
*Including undistributed (distributions in
   excess of) net investment income                     228                (259)
-------------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING:
Institutional Class:
Beginning shares outstanding                         10,334              10,259
Shares sold                                               7                  --
Shares issued on reinvestment of dividends               68                  75
Shares redeemed                                          --                  --
-------------------------------------------------------------------------------
Ending shares outstanding                            10,409              10,334
-------------------------------------------------------------------------------
Class 1:
Beginning shares outstanding                            936                  --
Shares sold                                           2,981                 931
Shares issued on reinvestment of dividends               15                   5
Shares redeemed                                        (965)                 --
-------------------------------------------------------------------------------
Ending shares outstanding                             2,967                 936
-------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       9                      www.ttintfunds.com

TT Europe Mutual Fund
Institutional Class
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                       PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                     (COMMENCEMENT
                                                YEAR          YEAR           YEAR    OF OPERATIONS)
                                               ENDED         ENDED          ENDED          THROUGH
                                        DECEMBER 31,  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                2004          2003           2002             2001
                                                 US$           US$            US$              US$
--------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD         $10.11        $ 7.12        $  8.41          $ 10.00
--------------------------------------------------------------------------------------------------
Net investment income                           0.11(1)       0.12(1)        0.09             0.14
Net realized and unrealized appreciation
(depreciation)                                  1.50          2.94          (1.26)           (1.62)
--------------------------------------------------------------------------------------------------
Total from investment operations                1.61          3.06          (1.17)           (1.48)
--------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.09)        (0.07)         (0.12)           (0.11)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD               $11.63        $10.11        $  7.12          $  8.41
--------------------------------------------------------------------------------------------------
TOTAL RETURN+                                  15.93%        43.31%        (13.86)%         (14.83)%^
--------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (thousands)         $  121        $  105        $    73          $    85
Gross Expenses (to average daily net assets)  208.74%       528.96%        464.66%          425.48%*
Net Expenses (to average daily net assets)      1.00%         1.00%          1.30%            1.54%*
Net Investment Income (to average daily
   net assets)                                  1.07%         1.47%          1.18%            1.81%*

For the period from September 1, 2002 to October 1, 2015, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class
Shares.

For the period from February 12, 2001 (commencement of operations) through August 31, 2002, TTI has agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.55% of the Fund's daily net assets.

If this contractual action had not been taken, the investment loss per share and ratios would have been:
Net Investment Loss
   (to average daily net assets)             (206.67)%     (526.49)%      (462.17)%        (422.12)%*
Net Investment Loss per share                $(21.60)(1)   $(42.17)(1)   $ (17.59)        $ (32.20)
1   Computed using average shares outstanding for the period.
+   Total return would have been lower in the absence of expense waivers.
^   Not annualized.
*   Annualized.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        10

TT Europe Mutual Fund
Class 1
FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding

                                                                 PERIOD FROM
                                                              AUGUST 5, 2003
                                                               (COMMENCEMENT
                                                       YEAR    OF OPERATIONS)
                                                      ENDED          THROUGH
                                               DECEMBER 31,     DECEMBER 31,
                                                       2004             2003
                                                        US$              US$
----------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                $12.21           $10.00
----------------------------------------------------------------------------
Net investment income (loss)                           0.09 (1)        (0.02)(1)
Net realized and unrealized appreciation               1.81             2.30
----------------------------------------------------------------------------
Total from investment operations                       1.90             2.28
----------------------------------------------------------------------------
Dividends from net investment income                  (0.07)           (0.07)
----------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                      $14.04           $12.21
----------------------------------------------------------------------------
TOTAL RETURN                                          15.58%           23.02%^
----------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (thousands)                $   42           $   11
Gross Expenses (to average daily net assets)         185.81%          413.22%*
Net Expenses (to average daily net assets)             1.25%            1.25%*
Net Investment Income (Loss) (to average daily
  net assets)                                          0.72%           (0.32)%*


For the period from commencement of operations until October 1, 2015, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.


If this contractual action had not been taken, the investment loss per share and ratios would have been:
Net Investment Loss (to average daily net assets)   (183.84)%        (412.29)%*
Net Investment Loss per share                       $(23.44)(1)      $(18.47)(1)

1   Computed using average shares outstanding for the period.
^   Not annualized.
*   Annualized.


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      11                      www.ttintfunds.com

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION
   TT Europe Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000.

   The Fund commenced operations on February 12, 2001, offering a single class of Shares. The Fund's initial investment of $100,000 was made on February 6, 2001. On September 1, 2002, the Fund established three additional classes of Shares known as Class 1 Shares, Class 2 Shares and Class 3 Shares. The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.

   The Fund seeks to achieve its investment objective by investing all its assets in TT Europe Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.

   The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included starting on page 21 of this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   A. USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
1-888-465-5722                        12

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

2. SIGNIFICANT ACCOUNTING POLICIES (continued) B. SECURITY VALUATION
      The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2004). The method by which the Portfolio values its securities is discussed in Note 2 of the Portfolio's notes to the financial statements, which are included starting on page 28 in this report.

   C. SECURITIES TRANSACTIONS AND INCOME RECOGNITION
      The Fund records daily its proportionate interest in the net investment income and realized and unrealized gains and losses of the Portfolio. See
      Note 2 of the Portfolio's notes to financial statements for its policies on securities transactions and income recognition, which are included starting on page 28 of this report.

   D. DISTRIBUTIONS TO SHAREHOLDERS
      Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for Federal income tax purposes, whether the distributions are made in cash or in additional shares.

   E. EXPENSES
      Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Feeder Trust are allocated to the Fund on the basis of relative daily net assets.

   F. CLASSES
      Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.


--------------------------------------------------------------------------------
                                      13                      www.ttintfunds.com

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
   For its services under a Management Agreement with respect to the Fund, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 1.50% of the Fund's average daily net assets for the Fund's fiscal year or (ii) the difference between 1.50% of the Fund's average daily net assets for the Fund's fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's fiscal year from the Portfolio.

   For its services under a Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

   For the period from September 1, 2002 and August 5, 2003 to October 1, 2015, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares and 1.25% of its average daily net assets for Class 1 shares, respectively. TTI will not receive subsequent reimbursement from the Fund of any fees waived or expenses so reimbursed by TTI.

   Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Trust.



--------------------------------------------------------------------------------
1-888-465-5722                        14

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

   3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (continued)
      The Feeder Trust has adopted a Rule 12b-1 service plan for its Class 1 Shares. Under the service plan, the Fund pays the following distribution and/or service fees at an annual rate of the average daily net assets of the Fund attributable to the applicable class:

                                                                         CLASS 1
                                                                          SHARES
--------------------------------------------------------------------------------
      Distribution and/or Service Fees                                     0.25%

      Such fees may be used to make payments to the Distributor for distribution services, to third party providers in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, third party providers and others for providing shareholder service or the maintenance of shareholder accounts.

   4. FEDERAL INCOME TAXES
      The Fund is treated as a separate entity for U.S. Federal income tax purposes. The Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from Federal income and excise taxes. Accordingly, no provision for Federal taxes was required at December 31, 2004.






--------------------------------------------------------------------------------
                                      15                      www.ttintfunds.com

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

   4. FEDERAL INCOME TAXES (continued)
      At December 31, 2004, the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:


      YEAR OF EXPIRATION                                                  AMOUNT
      --------------------------------------------------------------------------
      2010                                                                $4,236

      Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from accounting principles generally accepted in the United States of America. Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. These temporary and permanent differences are primarily due to losses on wash sale transactions and capital loss carryforwards.

      The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                               ORDINARY
                                 INCOME
                               --------
      2004                       $1,151
      2003                          984








--------------------------------------------------------------------------------
1-888-465-5722                        16

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONCLUDED

   4. FEDERAL INCOME TAXES (continued)
      As of December 31, 2004, the components of distributable earnings were as follows:


      Undistributed ordinary income     $   228
      Capital loss carryforwards         (4,236)
      Net unrealized appreciation        26,219
                                        -------
      Total distributable earnings      $22,211
                                        =======

      See the corresponding Portfolio for tax basis unrealized appreciation/(depreciation) information.


   5. CONCENTRATION/RISKS
      At December 31, 2004, 100% of total shares outstanding were held by two record shareholders in the Fund. These shareholders are comprised of omnibus accounts that are held on behalf of several individual shareholders.

      In the normal course of business, the Feeder Trust enters into contracts that provide general indemnifications. The Feeder Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Feeder Trust and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.




--------------------------------------------------------------------------------
                                      17                      www.ttintfunds.com

TT Europe Mutual Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of
TT International U.S.A. Feeder Trust and Shareholders of
TT Europe Mutual Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Europe Mutual Fund (one of the portfolios constituting TT International U.S.A. Feeder Trust, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 25, 2005




--------------------------------------------------------------------------------
1-888-465-5722                        18

TT Europe Mutual Fund

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the last six-month period. The "Expenses Paid During Period" column shows the estimated actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                                       Beginning      Ending                  Expenses
                                        Account      Account     Annualized     Paid
                                         Value        Value       Expense      During
TT EUROPE MUTUAL FUND, INSTITUTIONAL    6/30/04      12/31/04      Ratios      Period*
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN                     $1,000.00     $1,133.50     1.00%        $5.36
HYPOTHETICAL 5% RETURN                  1,000.00      1,020.11     1.00          5.08
----------------------------------------------------------------------------------------
TT EUROPE MUTUAL FUND, CLASS 1
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN                     $1,000.00     $1,131.70     1.25%        $6.70
HYPOTHETICAL 5% RETURN                  1,000.00      1,018.85     1.25          6.34
----------------------------------------------------------------------------------------
*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
                                      19                      www.ttintfunds.com

TT Europe Mutual Fund

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have a December 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2004 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2004 the Fund is designating the following items with regard to distributions paid during the year.


 LONG-TERM     ORDINARY                               QUALIFYING
CAPITAL GAIN    INCOME         TOTAL     QUALIFYING    DIVIDEND      FOREIGN
DISTRIBUTION DISTRIBUTIONS DISTRIBUTIONS DIVIDENDS(1)  INCOME(2)  TAX CREDIT(3)
------------ ------------- ------------- ------------ ----------- -------------
   0.00%       100.00%        100.00%       0.00%       100.00%      21.86%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law.

(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions." For the year ended December 31, 2004 gross income derived from sources within foreign countries amounted to $2,541 for the Portfolio.





--------------------------------------------------------------------------------
1-888-465-5722                        20

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

[Bar Chart Omitted percentages are as follows:

Sector Weightings (Unaudited)+:
38.5% Financials
11.4% Industrials
10.7% Telecommunication Services
 9.3% Consumer Discretionary
 9.0% Energy
 5.9% Basic Materials
 4.4% Information Technology
 4.1% Health Care
 3.9% Utilities
 2.8% Consumer Staples
+Percentages based on total investments.

COMMON STOCK -                 VALUE (NOTE 2)
89.45%                 SHARES             US$
----------------------------------------------
AUSTRIA - 1.47%
OIL & GAS - 1.47%
OMV AG                      8           2,411
----------------------------------------------
TOTAL AUSTRIA                           2,411
----------------------------------------------

DENMARK - 2.92%
BANKS - 1.86%
Danske Bank A/S           100           3,065
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.06%
TDC A/S                    41           1,736
----------------------------------------------
TOTAL DENMARK                           4,801
----------------------------------------------

FINLAND - 2.25%
ELECTRIC - 2.25%
Fortum Oyj                200           3,703
----------------------------------------------
TOTAL FINLAND                           3,703
----------------------------------------------

FRANCE - 6.07%
COMPUTERS - 0.99%
Atos Origin*               24           1,630
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.91%
France Telecom SA          45           1,490
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
FRANCE - (continued)
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 0.98%
Thomson                    61           1,613
----------------------------------------------
OIL & GAS - 3.19%
Total SA                   24           5,242
----------------------------------------------
TOTAL FRANCE                            9,975
----------------------------------------------

GERMANY - 10.85%
DIVERSIFIED OPERATIONS - 1.65%
Siemens AG                 32           2,713
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.89%
Deutsche Telekom AG*      137           3,101
----------------------------------------------
INSURANCE - 4.04%
Allianz AG                 25           3,317
Muenchener
Rueckversicherungs AG      27           3,319
----------------------------------------------
                                        6,636
----------------------------------------------
RETAILERS - 3.27%
Adidas-Salomon AG           9           1,453
Metro AG                   36           1,981
Puma AG                     7           1,925
----------------------------------------------
                                        5,359
----------------------------------------------
TOTAL GERMANY                          17,809
----------------------------------------------

ITALY - 4.77%
BANKS - 3.48%
Banca Antonveneta SPA*    101           2,663
Capitalia SPA             665           3,046
----------------------------------------------
                                        5,709
----------------------------------------------
                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      21                      www.ttintfunds.com

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
ITALY - (continued)
ELECTRIC - 1.29%
Enel SPA                  216           2,123
----------------------------------------------
TOTAL ITALY                             7,832
----------------------------------------------

LUXEMBOURG - 0.97%
METALS & MINING - 0.97%
Arcelor                    69           1,592
----------------------------------------------
TOTAL LUXEMBOURG                        1,592
----------------------------------------------

NETHERLANDS - 3.06%
DIVERSIFIED OPERATIONS - 1.04%
European Aeronautic Defense
and Space Co.              59           1,715
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.45%
Koninklijke (Royal) KPN NV 77             732
----------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 1.57%
Koninklijke (Royal) Philips
Electronics NV             97           2,572
----------------------------------------------
TOTAL NETHERLANDS                       5,019
----------------------------------------------

NORWAY - 5.16%
DIVERSIFIED TELECOMMUNICATIONS - 1.11%
Telenor ASA               200           1,816
----------------------------------------------
INSURANCE - 1.18%
Storebrand ASA            200           1,932
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
NORWAY - (continued)
OIL & GAS - 2.87%
Norsk Hydro ASA            40           3,150
Statoil ASA               100           1,569
----------------------------------------------
                                        4,719
----------------------------------------------
TOTAL NORWAY                            8,467
----------------------------------------------


SPAIN - 4.76%
BANKS - 2.09%
Banco Santander Central
Hispano SA                277           3,437
----------------------------------------------
BUILDING MATERIALS - 1.60%
ACS Actividades
Construcciones y
Servicios                 115           2,626
----------------------------------------------
COMPUTERS - 1.07%
Indra Sistemas SA         103           1,760
----------------------------------------------
TOTAL SPAIN                             7,823
----------------------------------------------

SWEDEN - 3.41%
BANKS - 1.66%
Skandinaviska Enskilda
Banken, Class A Shares    141           2,726
----------------------------------------------
MACHINERY - 0.96%
Atlas Copco AB             35           1,580
----------------------------------------------
PHARMACEUTICALS - 0.79%
Getinge AB                104           1,295
----------------------------------------------
TOTAL SWEDEN                            5,601
----------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        22

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
SWITZERLAND - 13.72%
BANKS - 5.98%
Credit Suisse Group       122           5,128
UBS AG                     56           4,696
----------------------------------------------
                                        9,824
----------------------------------------------
BUILDING MATERIALS - 1.32%
Holcim Ltd.                36           2,169
----------------------------------------------
CHEMICALS - 1.36%
Syngenta AG                21           2,231
----------------------------------------------
INSURANCE - 2.89%
Swiss Reinsurance          29           2,068
Zurich Financial
Services AG                16           2,668
----------------------------------------------
                                        4,736
----------------------------------------------
PHARMACEUTICALS - 2.17%
Roche Holdings AG          31           3,569
----------------------------------------------
TOTAL SWITZERLAND                      22,529
----------------------------------------------

UNITED KINGDOM - 30.04%
AIRLINES - 2.02%
British Airways PLC*      735           3,316
----------------------------------------------
BANKS - 11.18%
HBOS PLC                  358           5,828
HSBC Holdings PLC         220           3,713
Royal Bank of Scotland
Group PLC                 161           5,416
Standard Chartered PLC    183           3,403
----------------------------------------------
                                       18,360
----------------------------------------------
BEVERAGES, FOOD & TOBACCO - 1.32%
Imperial Tobacco Group
PLC                        79           2,164
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
UNITED KINGDOM - (continued)
COMPUTERS - 0.38%
Sage Group PLC            159             617
----------------------------------------------
DIVERSIFIED OPERATIONS - 1.71%
Rolls-Royce Group PLC     584           2,770
Rolls-Royce Group PLC,
Class B Shares*        15,900              31
----------------------------------------------
                                        2,801
----------------------------------------------
ENTERTAINMENT - 0.97%
Carnival PLC               26           1,586
----------------------------------------------
METALS & MINING - 1.51%
Anglo American PLC        105           2,484
----------------------------------------------
MINERALS - 1.49%
Xstrata PLC               137           2,451
----------------------------------------------
OIL & GAS - 0.65%
Cairn Energy PLC*          51           1,067
----------------------------------------------
PHARMACEUTICALS - 0.75%
AstraZeneca PLC            34           1,233
----------------------------------------------
REAL ESTATE - 0.49%
British Land Co. PLC       47             809
----------------------------------------------
RETAILERS - 2.27%
Enterprise Inns PLC       133           2,030
GUS PLC                    94           1,694
----------------------------------------------
                                        3,724
----------------------------------------------
TELEVISION - 1.04%
ITV PLC                   845           1,708
----------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      23                      www.ttintfunds.com

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004



COMMON STOCK                   VALUE (NOTE 2)
(concluded)            SHARES             US$
----------------------------------------------
UNITED KINGDOM - (continued)
WIRELESS TELECOMMUNICATIONS
SERVICES - 4.26%
mm02 PLC*                 908           2,140
Vodafone Group PLC      1,793           4,862
----------------------------------------------
                                        7,002
----------------------------------------------
TOTAL UNITED KINGDOM                   49,322
----------------------------------------------
TOTAL COMMON STOCK
(Cost $120,820)                       146,884
----------------------------------------------



PREFERRED STOCK -              VALUE (NOTE 2)
1.16%                  SHARES             US$
----------------------------------------------
GERMANY - 1.16%
AUTOMOTIVE - 1.16%
Porsche AG                  3           1,914
----------------------------------------------
TOTAL PREFERRED STOCK
(Cost $1,519)                           1,914
----------------------------------------------
TOTAL INVESTMENTS - 90.61%
(Cost $122,339)                       148,798
----------------------------------------------
OTHER ASSETS IN EXCESS
OF LIABILITIES - 9.39%                 15,414
----------------------------------------------
NET ASSETS - 100.00%                  164,212
----------------------------------------------
* Non-income producing security.




                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1-888-465-5722                        24

TT Europe Portfolio

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                             US$
--------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $122,339)                                    148,798
Cash                                                                      57,766
Foreign currency, at value (cost $1,979)                                   1,984
Dividend and interest receivable                                             169
Receivable for investments sold                                              145
Recoverable foreign taxes                                                     35
Other assets                                                                  26
--------------------------------------------------------------------------------
Total Assets                                                             208,923
--------------------------------------------------------------------------------
LIABILITIES:
Payable for professional fees                                             24,757
Payable for custody fees                                                  10,500
Payable for investments purchased                                            154
Payable for investment advisory fees                                          73
Payable for administration fees                                            6,550
Payable for trustees fees                                                  1,248
Accrued expenses and other liabilities                                     1,429
--------------------------------------------------------------------------------
Total Liabilities                                                         44,711
--------------------------------------------------------------------------------
NET ASSETS                                                               164,212
--------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      25                      www.ttintfunds.com

TT Europe Portfolio

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                            US$
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $322)                   2,221
Interest income                                                             444
-------------------------------------------------------------------------------
Total Investment Income                                                   2,665
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                                     714
Administration fees                                                      77,532
Custody fees                                                             28,919
Professional fees                                                        20,289
Printing fees                                                             1,247
Trustees' fees and expenses                                                 747
Other fees                                                                2,714
-------------------------------------------------------------------------------
Total Expenses                                                          132,162
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (129,497)
-------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on:
Investment security transactions                                         17,448
Foreign currency transactions                                               328
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investment securities                                                     1,897
Foreign currency translation                                                 (3)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                  19,670
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   (109,827)
-------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        26

TT Europe Portfolio

STATEMENT OF CHANGES IN NET ASSETS


                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2004   DECEMBER 31, 2003
                                                        US$                 US$
-------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                                (129,497)           (233,932)
Net realized gain on investments and foreign
   currency transactions                             17,776               6,452
Net change in unrealized appreciation
   on investments and foreign currency translation    1,894              24,635
-------------------------------------------------------------------------------
Net decrease in net assets resulting
   from operations                                 (109,827)           (202,845)
-------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Contributions                                       254,131             329,929
Withdrawals                                        (105,275)            (45,230)
-------------------------------------------------------------------------------
Net increase in net assets from
   capital transactions                             148,856             284,699
-------------------------------------------------------------------------------
Total increase in net assets                         39,029              81,854
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                   125,183              43,329
-------------------------------------------------------------------------------
End of year                                         164,212             125,183
-------------------------------------------------------------------------------






                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      27                      www.ttintfunds.com

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION
   TT Europe Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000.
   TT Europe Mutual Fund held 99.9% of the Portfolio as of December 31, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

   A. USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   B. SECURITY VALUATION
      Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolio are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolio seeks to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolio's Board of Trustees. The Portfolio's Fair Value Procedures are implemented through a Valuation



--------------------------------------------------------------------------------
1-888-465-5722                        28

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

      Committee (the "Committee") designated by the Portfolio's Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Portfolio's adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it may request that a meeting of the Valuation Committee be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser for the Portfolio that such limits have been exceeded. In such an event, the adviser makes the determination whether a meeting of the Valuation Committee should be called based on the information provided.

   C. SECURITY TRANSACTIONS AND INCOME RECOGNITION
      Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

--------------------------------------------------------------------------------
                                      29                      www.ttintfunds.com

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
   D. EXPENSES
      Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Portfolio Trust are allocated to the Portfolio on the basis of relative daily net assets.

   E. FOREIGN CURRENCY TRANSLATION
      For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and Federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

   F. FORWARD FOREIGN CURRENCY CONTRACTS
      The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable forward foreign exchange rate and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. At December 31, 2004, the Portfolio had no open forward foreign currency contracts outstanding.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
   Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

   Certain officers of the Portfolio Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Portfolio for serving as officers of the Portfolio Trust.

--------------------------------------------------------------------------------
1-888-465-5722                        30

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

4. SECURITY TRANSACTIONS
   Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2004, were as follows:

   COST OF PURCHASES                                         PROCEEDS FROM SALES
    US$                                                                      US$
   -----------------------------------------------------------------------------
   159,829                                                               133,350

5. FEDERAL INCOME TAXES
   The Portfolio intends to continue to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

   It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

   At December 31, 2004, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. Federal income tax purposes were as follows:

                           UNREALIZED       UNREALIZEDNET             UNREALIZED
   TAX COST              APPRECIATION        DEPRECIATION           APPRECIATION
   US$                            US$                 US$                    US$
   -----------------------------------------------------------------------------
   122,593                     26,970                (765)                26,205




--------------------------------------------------------------------------------
                                      31                      www.ttintfunds.com

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONCLUDED

6. RISKS
   Investing in securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

   Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

   In the normal course of business, the Portfolio Trust enters into contracts that provide general indemnifications. The Portfolio Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio Trust and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. FINANCIAL HIGHLIGHTS
   The ratios of expenses and net investment income to average net assets, total return and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                YEAR         YEAR          YEAR       PERIOD
                               ENDED        ENDED         ENDED        ENDED
                        DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                2004         2003          2002         2001*
--------------------------------------------------------------------------------
   Ratio of expenses            0.95%**      1.15%**       1.43%        1.36%+
   Ratio of gross expenses     92.48%      317.63%       239.81%      190.42%+
   Ratio of net investment
   income                       0.91%**      1.59%**       1.12%        1.60%+
   Portfolio Turnover            115%         131%          179%         227%
   Total Return                15.98%**     43.16%**     (13.99)%     (14.65)%^

  * For the period February 12, 2001 (commencement of operations) through December 31, 2001. ** Includes the effect of an expense reimbursement provided to the TT Europe Mutual Fund.
  +  Annualized.
  ^  Not Annualized.

--------------------------------------------------------------------------------
1-888-465-5722                        32

TT Europe Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of
TT International U.S.A. Master Trust and Shareholders of
TT Europe Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Europe Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 25, 2005




--------------------------------------------------------------------------------
                                      33                      www.ttintfunds.com

TT Europe Portfolio

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Portfolio's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Portfolio's average net assets; this percentage is known as the Portfolio's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the last six-month period. The "Expenses Paid During Period" column shows the estimated actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense cost from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

                            Beginning       Ending                      Expenses
                             Account       Account       Annualized       Paid
                              Value         Value         Expense        During
TT Europe Portfolio          6/30/04       12/31/04        Ratios        Period*
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN     $1,000.00     $1,134.00         0.95%         $5.10
HYPOTHETICAL 5% RETURN      $1,000.00     $1,020.36         0.95%         $4.82
--------------------------------------------------------------------------------
*Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).



--------------------------------------------------------------------------------
1-888-465-5722                        34

                                                   TT ACTIVE INTERNATIONAL
                                                               MUTUAL FUND
                                                         TT EAFE PORTFOLIO



                                                           [Photo Omitted]

                                           [TT INTERNATIONAL Logo Omitted]

PRESIDENT'S LETTER


Dear Fellow Shareholder,

I am pleased to present to you the 2004 annual report for the TT Active International Mutual Fund and the TT EAFE Portfolio.

As of December 31, 2004 the net assets and full year 2004 performance of the TT Active International Mutual Fund were:

               Net Assets                US$ 19,073,150

               Performance for 2004      11.73%*
               MSCI EAFE Index           20.25%

Headline figures for 2004 returns fail to give a true reflection of market conditions. Following a positive start to the year, in what were relatively normal trading conditions, markets succumbed to deteriorating sentiment as the threat of rising interest rates, high oil prices and a hard landing in China rattled confidence. With markets paying little attention to fundamentals, defensive stocks found favour at the expense of the more growth-oriented companies held in our portfolio. Uncertainty and volatility dogged markets until the latter part of the year when a sharp rally heralded the return of rational trading conditions and with it a more positive outlook for 2005.

Amid these tough and volatile investment conditions, 2004 was undoubtedly challenging in terms of TT's international equity performance. While we remain confident in our philosophy, process and people, 2004 saw three new additions to TT's investment team which we strongly believe will address our recent area of disappointing performance -- namely stock selection in Japan and the Far East. Building on our continued strength in European stock selection, these appointments demonstrate our commitment to achieving outstanding investment performance and we look forward to their ideas and expertise helping to drive strong returns during 2005.




*One year return for TT Active International Mutual Fund, Institutional Class

--------------------------------------------------------------------------------
1-888-465-5722                        36

Our ability to attract quality investment professionals is just one indication of the ongoing strength of the partnership, and as investment markets shrug off much of the uncertainty that dogged performance during 2004, we believe we will reward our clients with superior returns through our active management of international equities.

Your confidence and support are much appreciated.

Sincerely,

/s/David Burnette

DAVID BURNETT
President



--------------------------------------------------------------------------------
                                      37                      www.ttintfunds.com

TT Active International Mutual Fund

MANAGER'S DISCUSSION AND ANALYSIS


YEAR-TO-DATE PERFORMANCE
AS OF 12/31/04   TT ACTIVE INTERNATIONAL MUTUAL FUND +11.73%*  MSCI EAFE +20.25%

   Portfolio returns were positive during 2004, helped by strong gains during November and December. The Fund progressed 11.7%, although this was behind the benchmark. Equity markets were volatile at the start of the year as the terrorist attacks in Madrid, fears over the future of U.S. interest rates and a slowdown in China's rapid growth rate weighed on investor sentiment. In the second half of 2004, investors' attention shifted towards the price of oil as it reached historic highs on concerns about the stability of the Middle East and any impact on supply. As a consequence the performance of the Fund suffered in relative terms -- we remained significantly underweight oils due to our belief that the long-term outlook for firms in the sector is challenged. However, towards the end of the year, lower oil prices and improving economic data helped fuel a post-U.S. election rally in November and December which was accompanied by a healthy pick-up in volumes in global equity markets. In relative terms, the strongest positive returns came from Financials and Telecommunication Services, while Consumer Discretionary was most costly because of negative stock selection.

FIRST QUARTER 2004  TT ACTIVE INTERNATIONAL MUTUAL FUND +6.10%* MSCI EAFE +4.34%

   MARKETS
   Having made steady progress in the early part of Q1, stock markets were badly shaken by the terrorist attacks in Madrid, which spurred a widespread flight to quality. Equities subsequently recovered much of their lost ground on the back of stronger economic data, rising expectations for corporate profits and continuing M&A activity. Japan's was the standout market in Q1.

   PORTFOLIO
   In the latter part of the quarter we reduced our exposure to Europe to fund purchases in Japan as we became increasingly bullish on the prospects for a reflation-driven rally. Financials dominated the European portfolio (although we continued to switch into Japanese banks) with the rest of our exposure concentrated in higher beta sectors. Asian markets also continued to benefit from regional reflation, political crises notwithstanding. We reduced Taiwan in the face of electoral uncertainties but in aggregate our exposure was pretty broadly based.

   PERFORMANCE
   The portfolio outperformed in difficult conditions and ended the quarter over 1% ahead. Japan significantly outperformed other regional indices and accounted for most of Q1's positive return. Europe though was the main driver of Q1's out performance with strong stock selection helping our portfolio there add over 1% relative to the benchmark. Emerging Markets also added 0.7% while Japan ended in line -- strong stock selection in the banks was offset by negative allocation.

*Institutional Class

--------------------------------------------------------------------------------
1-888-465-5722                        38

TT Active International Mutual Fund

SECOND QUARTER 2004 TT ACTIVE INTERNATIONAL MUTUAL FUND -3.01%* MSCI EAFE +0.22%

   MARKETS
   A volatile quarter saw equities rebound following a sharp sell off in May. Having made modest gains at the beginning of Q2 European markets fell heavily in thin trading as fears grew over rising interest rates, the oil price and a hard landing in China. Equities later recovered from May's lows as the price of crude slipped back and markets took a more sanguine view on the likely course of U.S. interest rates.

   PORTFOLIO
   With more attractive opportunities elsewhere we reduced the portfolio's exposure to stocks in Europe over the quarter. We became progressively less pro-growth in Europe as we switched to Japan, although we retained a moderate cyclical bias. Given our positive assessment of Japan's domestic economic recovery, we increased our exposure and within this we favoured banks. In Asia our positions were supported by positive expectations for corporate results, the seasonal upturn in demand for technology, the strength of local economies and cheap valuations.

   PERFORMANCE The portfolio ended the quarter down and behind the MSCI EAFE Index as relative returns were hurt by stock selection in Europe. Following a steady start to the quarter markets suffered heavy rotation away from cyclical stocks to more defensive areas. Disappointing stock selection in Financials and cyclical sectors in Europe accounted for much of Q2's underperformance while allocation to Emerging Markets and stock selection in Japan were further negatives. Our low weighting in Energy also cost 0.5% relative to the benchmark as oil stocks continued to rally on the back of sharply rising crude prices.

THIRD QUARTER 2004  TT ACTIVE INTERNATIONAL MUTUAL FUND -3.91%  MSCI EAFE -0.28%

   MARKETS
   Markets bounced sharply from the lows in August despite the rebound in the price of oil, which reached a new record high in nominal terms, and the widely expected rate hike by the Federal Reserve. A number of markets made new lows for the year in August before rallying from oversold levels as investors put aside concerns about slowing growth, China and electoral uncertainty in the U.S. Despite reasonably strong domestic fundamentals in Japan, the market suffered as investors became concerned about the sustainability of the domestic economic recovery.

   PORTFOLIO
   Japan continued to be our main bet relative to the benchmark. Despite the mixed economic data, we were overweight Japanese recovery plays such as banks, insurance,

*Institutional Class

--------------------------------------------------------------------------------
                                      39                      www.ttintfunds.com

TT Active International Mutual Fund
   housing-related and specialist retail. In Europe the general tenor of the portfolio remained unchanged with valuations, in our view, continuing to argue for a moderate cyclical stance. In Asia we continued to favour the South East as it was less widely owned and less dependent on China growth.

   PERFORMANCE
   The portfolio ended the third quarter down and behind the benchmark. Our overweight position in Japan hurt both relative and absolute returns as Japanese equities suffered during the quarter. Elsewhere, allocation to emerging markets was positive although this was offset by disappointing stock selection. Returns from currency hedging were positive, however, as we favoured the Euro, Swiss Franc and Swedish Krona at the expense of the Yen and sterling.

FOURTH QUARTER 2004 TT ACTIVE INTERNATIONAL MUTUAL FUND+12.99% *MSCI EAFE+15.32%

   MARKETS

   Global equity markets finished the year in strong fashion with all of the major markets making solid progress in the final three months. Lower oil prices and improving economic data helped fuel the post-U.S. election rally which was accompanied by a healthy pick-up in volumes. Japanese equities struggled at that start of the quarter but rebounded strongly during November and December, as more encouraging global economic data underpinned the market's year-end rally.

   PORTFOLIO
   Overall investment strategy was broadly unchanged during the quarter, although there was a modest increase to our position in Europe, funded principally from sales in Japan. We did, however, reduce our exposure towards some of the more dollar sensitive European stocks on the back of the continued strength in the euro. Our significant overweight position in Asia remained in place as Hong Kong was one of our largest positions in the region.

   PERFORMANCE The final months of 2004 saw the portfolio post strong absolute returns. In relative terms, however, the Fund lagged the benchmark. In Japan both stock selection (primarily Financials) and allocation were positive in relative terms, although stock selection in the Far East ex-Japan and Europe offset much of these gains. At the sector level financial stocks outperformed helped by the holdings of HBOS (UK) and Mizuho (Japan).




*Institutional Class

--------------------------------------------------------------------------------
1-888-465-5722                        40

[Line Graph Omitted] Plot points as follows:

      Growth of a $10,000 Investment in TT Active International Mutual Fund
        Institutional Class, TT ActiveInternational Mutual Fund Class 1*
                            and the MSCI EAFE Index

                    TT Active                TT Active
                   International           International            MSCI
                   Mutual Fund,             Mutual Fund,            EAFE
                Institutional Class          TT Class 1            Index

12/30/97               10,000                  10,000              10,000
12/31/98               11,010                  11,010              12,000
12/31/99               15,712                  15,712              15,235
12/31/00               14,030                  14,030              13,076
12/31/01                9,943                   9,933              10,273
12/31/02                8,279                   8,237               8,635
12/31/03               11,166                  11,184              11,968
12/31/04               12,476                  12,461              14,391

         AVERAGE ANNUAL TOTAL RETURN

                                                                VALUE OF $10,000
                                   ONE       THREE       SINCE      INVESTMENT
                                   YEAR      YEARS     INCEPTION  AS OF 12/31/04
------------------------------
TT Active International Mutual
  Fund, Institutional Class       11.73%     7.86%       3.21%       $12,476
TT Active International Mutual
  Fund, Class 1*                  11.42%     7.85%       3.19%       $12,461
MSCI EAFE Index                   20.25%    11.89%       5.32%       $14,391

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-465-5722. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

* CLASS 1 SHARES OF THE FUND WERE OFFERED BEGINNING MARCH 13, 2003. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF THE LKCM INTERNATIONAL FUND INSTITUTIONAL SHARES, A FEEDER FUND WITHIN TT EAFE PORTFOLIO, WHICH WERE OFFERED BEGINNING DECEMBER 30, 1997.



--------------------------------------------------------------------------------
                                      41                      www.ttintfunds.com

TT Active International Mutual Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                            US$
-------------------------------------------------------------------------------
ASSETS:
Investment in TT EAFE Portfolio, at value                            38,158,361
Receivable from investment adviser                                       37,012
Receivable for capital shares sold                                       21,664
Other assets                                                             13,074
-------------------------------------------------------------------------------
Total assets                                                         38,230,111
-------------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                  19,047,256
Payable for professional fees                                            79,099
Payable for transfer agent fees                                          12,045
Payable for administration fees                                           4,831
Payable for distribution and service fees - Class 1                       1,070
Payable for trustees fees                                                   331
Accrued expenses and other liabilities                                   12,329
-------------------------------------------------------------------------------
Total liabilities                                                    19,156,961
-------------------------------------------------------------------------------
NET ASSETS                                                           19,073,150
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                      21,446,970
Distributions in excess of net investment income                        (60,485)
Accumulated net realized loss on investments and
   foreign currency transactions                                     (6,631,988)
Net unrealized appreciation on investments                            4,318,653
-------------------------------------------------------------------------------
NET ASSETS                                                           19,073,150
-------------------------------------------------------------------------------
NET ASSETS
Institutional Class                                                  13,855,099
Class 1                                                               5,218,051
-------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED
SHARES AUTHORIZED; NO PAR VALUE)
Institutional Class                                                   1,749,943
Class 1                                                                 303,368
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE (OFFERING AND
REDEMPTION PRICE)
Institutional Class (13,855,099 / 1,749,943 shares outstanding)            7.92
Class 1 (5,218,051 / 303,368 shares outstanding)                          17.20
-------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        42

TT Active International Mutual Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                            US$
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income* (net of foreign taxes withheld of $128,574)            976,262
Interest income*                                                         23,288
-------------------------------------------------------------------------------
Total investment income                                                 999,550
-------------------------------------------------------------------------------
EXPENSES:
Expenses allocated from TT EAFE Portfolio*                              505,114
Investment advisory fee                                                 176,186
Professional fees                                                       219,653
Administration fees                                                      58,694
Transfer agent fees                                                      49,351
Blue sky expense                                                         39,964
Trustees' fees and expenses                                              28,388
Printing and postage expense                                             17,888
Distribution and service fee - Class 1                                    6,422
Other fees                                                               22,417
-------------------------------------------------------------------------------
Total expenses                                                        1,124,077
Less expense waiver and reimbursement                                  (530,345)
-------------------------------------------------------------------------------
Net expenses                                                            593,732
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   405,818
-------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on:
Investment security transactions*                                     7,788,858
Foreign currency transactions*                                           53,863
-------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investment securities and foreign currency translation*              (4,110,829)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               3,731,892
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  4,137,710
-------------------------------------------------------------------------------
*Allocated from TT EAFE Portfolio


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      43                      www.ttintfunds.com

TT Active International Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2004   DECEMBER 31, 2003
                                                        US$                 US$
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                               405,818             610,199
Net realized gain on investments and foreign
   currency transactions                          7,842,721           2,677,815
Net change in net unrealized appreciation
   (depreciation) on investments and foreign
   currency translation                          (4,110,829)          9,869,793
-------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                4,137,710          13,157,807
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income
Institutional Class                                (555,125)           (826,185)
Class 1                                             (34,441)               (398)
-------------------------------------------------------------------------------
Total dividends                                    (589,566)           (826,583)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Net proceeds from shares sold
Institutional Class                              36,199,801          16,223,958
Class 1                                           5,027,754             584,764
Reinvestment of dividends
Institutional Class                                 554,685             412,734
Class 1                                              34,441                 398
Redemption Fees
Institutional Class                                      --                  --
Class 1                                                 106                  --
Cost of shares redeemed
Institutional Class                             (62,163,541)        (36,408,923)
Class 1                                            (327,148)           (558,368)
-------------------------------------------------------------------------------
Net decrease from fund share transactions       (20,673,902)        (19,745,437)
-------------------------------------------------------------------------------
Total decrease in net assets                    (17,125,758)         (7,414,213)
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                36,198,908          43,613,121
-------------------------------------------------------------------------------
End of year*                                     19,073,150          36,198,908
-------------------------------------------------------------------------------
*Including distribution in excess of
   net investment income                            (60,485)           (109,575)
-------------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING:
Institutional Class:
Beginning shares outstanding                      5,012,991           7,977,459
Shares sold                                       4,805,230           2,747,039
Shares issued on reinvestment of dividends           70,125              58,481
Shares redeemed                                  (8,138,403)         (5,769,988)
-------------------------------------------------------------------------------
Ending shares outstanding                         1,749,943           5,012,991
-------------------------------------------------------------------------------
Class 1:
Beginning shares outstanding                          2,995                  --
Shares sold                                         321,076              50,975
Shares issued on reinvestment of dividends            2,005                  26
Shares redeemed                                     (22,708)            (48,006)
-------------------------------------------------------------------------------
Ending shares outstanding                           303,368               2,995
-------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        44

TT Active International Mutual Fund
Institutional Class
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                              PERIOD FROM
                                                                                          OCTOBER 2, 2000
                                                                                            (COMMENCEMENT
                                              YEAR         YEAR         YEAR         YEAR  OF OPERATIONS)
                                             ENDED        ENDED        ENDED        ENDED         THROUGH
                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,
                                              2004         2003         2002         2001            2000
                                               US$          US$          US$          US$             US$
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                        $  7.21      $  5.47      $  6.74      $  9.51         $ 10.00
---------------------------------------------------------------------------------------------------------
Net investment income                         0.05(1)      0.09(1)      0.08         0.02            0.03
Net realized and unrealized
   appreciation (depreciation)                0.80         1.79        (1.21)       (2.79)          (0.52)
---------------------------------------------------------------------------------------------------------
Total from investment operations              0.85         1.88        (1.13)       (2.77)          (0.49)
---------------------------------------------------------------------------------------------------------
Dividends from net investment income         (0.14)       (0.14)       (0.14)          --              --
---------------------------------------------------------------------------------------------------------
Redemption fees                                 --           --           --           --              --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD            $  7.92      $  7.21      $  5.47      $  6.74         $  9.51
---------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                11.73%       34.87%      (16.73)%     (29.13)%         (4.85)%^
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (thousands)      $13,855      $36,152      $43,613      $55,239         $62,914
Gross Expenses (to average daily
   net assets)                                1.89%        1.95%        1.39%        1.65%           5.36%*
Net Expenses (to average daily net assets)    1.00%        1.00%        1.00%        1.07%           1.20%*
Net Investment Income
   (to average daily net assets)              0.73%        1.49%        1.22%        0.30%           1.31%*

For the period from June 1, 2001 to October 1, 2006, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class shares.

For the period from October 2, 2000 (commencement of operations) through May 31, 2001, TTI has agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.20% of the Fund's daily net assets.

If this contractual action had not been taken, the investment income (loss) per share and ratios would have been:

Net Investment Income (Loss)
   (to average daily net assets)             (0.16)%       0.54%        0.84%       (0.28)%         (2.85)%*
Net Investment Income (Loss) per share      $(0.01)(1)    $0.03(1)     $0.05       $(0.02)         $(0.07)
---------------------------------------------------------------------------------------------------------
1  Computed using average shares outstanding for the period.
+  Total return would have been lower in the absence of expense waivers.
^  Not annualized.
*  Annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      45                      www.ttintfunds.com

TT Active International Mutual Fund
Class 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                   PERIOD FROM
                                                                MARCH 13, 2003
                                                                 (COMMENCEMENT
                                                        YEAR    OF OPERATIONS)
                                                       ENDED          THROUGH
                                               DECEMBER 31,       DECEMBER 31,
                                                        2004              2003
                                                         US$               US$
------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                 $15.54            $10.00
------------------------------------------------------------------------------
Net investment income/(loss)1                          (0.03)             0.12
Net realized and unrealized appreciation                1.80              5.53
------------------------------------------------------------------------------
Total from investment operations                        1.77              5.65
------------------------------------------------------------------------------
Dividends from net investment income                   (0.11)            (0.11)
------------------------------------------------------------------------------
Redemption fees                                           --                --
------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                       $17.20            $15.54
------------------------------------------------------------------------------
TOTAL RETURN                                           11.42%            56.80%^
------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (thousands)                 $5,218            $   47
Gross Expenses (to average daily net assets)            2.37%             2.35%*
Net Expenses (to average daily net assets)              1.25%             1.25%*
Net Investment Income/(Loss) (to average
   daily net assets)                                   (0.18)%            1.15%*

For the period from commencement of operations until October 1, 2006, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.

If this contractual action had not been taken, the investment income/(loss) per share and ratio would have been:

Net Investment Income/(Loss) (to average
   daily net assets)                                   (1.30)%            0.05%*
Net Investment Income/(Loss) per share1               $(0.20)           $ 0.01

1   Computed using average shares outstanding for the period.
^   Not annualized.
*   Annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.




                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        46

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION
   TT Active International Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000.

   The Fund commenced operations on October 2, 2000, offering a single class of shares. The Fund's initial investment of $100,000 was made on September 26, 2000. On September 1, 2002, the Fund established three additional classes of shares known as Class 1 Shares, Class 2 Shares and Class 3 Shares. Class 1 shares commenced operations on March 13, 2003. The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.

   The Fund seeks to achieve its investment objective by investing all its assets in TT EAFE Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.

   The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included starting on page 56 of this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   A. USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
                                      47                      www.ttintfunds.com

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

   B. SECURITY VALUATION
      The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (48.2% at December 31, 2004).
      The method by which the Portfolio values its securities is discussed in
      Note 2 of the Portfolio's notes to the financial statements, which are included starting on page 64 in this report.

   C. SECURITIES TRANSACTIONS AND INCOME RECOGNITION
      The Fund records daily its proportionate interest in the net investment income and realized and unrealized gains and losses of the Portfolio. See
      Note 2 of the Portfolio's notes to financial statements for its policies on securities transactions and income recognition, which are included starting on page 66 of this report.

   D. DISTRIBUTIONS TO SHAREHOLDERS
      Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for Federal income tax purposes, whether the distributions are made in cash or in additional shares.

   E. EXPENSES
      Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Feeder Trust are allocated to the Fund on the basis of relative daily net assets.

   F. CLASSES
      Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.



--------------------------------------------------------------------------------
1-888-465-5722                        48

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
   For its services under a Management Agreement with respect to the Fund, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 0.80% of the Fund's average daily net assets for the Fund's fiscal year or (ii) the difference between 0.80% of the Fund's average daily net assets for the Fund's fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's fiscal year from the Portfolio.

   For its services under a Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

   For the period from June 1, 2001 and March 13, 2003 until October 1, 2006, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class Shares and 1.25% of its average daily net assets for Class 1 Shares, respectively. TTI may not receive subsequent reimbursement from the Fund of any fees waived or expenses so reimbursed by TTI.

   Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Trust.






--------------------------------------------------------------------------------
                                      49                      www.ttintfunds.com

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (continued)
   The Feeder Trust has adopted a Rule 12b-1 service plan for its Class 1 Shares. Under the service plan, the Fund pays the following distribution and/or service fees at an annual rate of the average daily net assets of the Fund attributable to the applicable class:

                                                                         CLASS 1
                                                                          SHARES
--------------------------------------------------------------------------------
   Distribution and/or Service Fees                                        0.25%

   Such fees may be used to make payments to the Distributor for distribution services, to third party providers in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional infor-mation and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, third party providers and others for providing shareholder service or the maintenance of shareholder accounts.

4. FEDERAL INCOME TAXES
   The Fund is treated as a separate entity for U.S. Federal income tax purposes. The Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from Federal income and excise taxes. Accordingly, no provision for Federal taxes was required at December 31, 2004.







--------------------------------------------------------------------------------
1-888-465-5722                        50

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

4. FEDERAL INCOME TAXES (continued)
   At December 31, 2004, the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:


   YEAR OF EXPIRATION                                                   AMOUNT
--------------------------------------------------------------------------------
   2009                                                              $  814,423
   2010                                                               6,153,651
                                                                     ----------
   Total                                                             $6,989,074
                                                                     ==========

   The annual utilization of the Fund's capital loss carryovers has been limited by a 2004 "change in ownership" of the Fund for federal income tax purposes. As a result, certain capital loss carryovers will expire before the "change in ownership" limitations would otherwise permit their utilization. These permanently lost carryovers in the amount of $13,935,889 have been reclassified as a reduction of the Fund's paid-in capital.

   During the year ended December 31, 2004, the Fund utilized $7,164,952 of capital loss carryforwards to offset capital gains.

   Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from accounting principles generally accepted in the United States of America. Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. These temporary and permanent differences are primarily due to losses on wash sale transactions and capital loss carryforwards.


   The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                              ORDINARY
                                INCOME
                              --------
   2004                       $589,566
   2003                        826,583




--------------------------------------------------------------------------------
                                      51                      www.ttintfunds.com

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONCLUDED

4. FEDERAL INCOME TAXES (continued)
   As of December 31, 2004, the components of accumulated losses were as follows:

   Undistributed ordinary income         $   302,856
   Undistributed long-term capital gain      601,456
   Capital loss carryforwards             (6,968,074)
   Net unrealized appreciation             3,763,019
   Other temporary differences               (73,077)
                                         -----------
   Total accumulated loss                $(2,373,820)
                                         ===========

   See corresponding master portfolio for tax basis unrealized appreciation/ (depreciation) information.

5. CONCENTRATION/RISKS
   At December 31, 2004, 99% of total shares outstanding were held by three record shareholders in the Fund. These shareholders are comprised of omnibus accounts that are held on behalf of several individual shareholders.

   In the normal course of business, the Feeder Trust enters into contracts that provide general indemnifications. The Feeder Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Feeder Trust and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.



6. REDEMPTION FEES
   Upon redemption or exchange of the Fund's shares held less than sixty days, a fee of 2.00% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The Fund reserves the right, in its sole discretion, to waive this redemption fee when, in the judgment of TTI, such waiver would be in interest of the Fund. For the year ended, December 31, 2004, the Fund retained redemption fees of $106.



--------------------------------------------------------------------------------
1-888-465-5722                        52
                                           ]

TT Active International Mutual Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of
TT International U.S.A. Feeder Trust and Shareholders of
TT Active International Mutual Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Active International Mutual Fund (one of the portfolios constituting TT International U.S.A. Feeder Trust, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 25, 2005





--------------------------------------------------------------------------------
                                      53                      www.ttintfunds.com

TT Active International Mutual Fund

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the last six-month period. The "Expenses Paid During Period" column shows the estimated actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                                             Beginning     Ending                 Expenses
                                              Account      Account   Annualized     Paid
TT ACTIVE INTERNATIONAL MUTUAL FUND,           Value        Value      Expense     During
INSTITUTIONAL                                 6/30/04     12/31/04     Ratios      Period*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN                           $1,000.00   $1,085.70       1.00%      $5.24
HYPOTHETICAL 5% RETURN                        1,000.00    1,020.11       1.00        5.08
-------------------------------------------------------------------------------------------
TT ACTIVE INTERNATIONAL MUTUAL FUND, CLASS 1
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN                           $1,000.00   $1,084.20       1.25%      $6.55
HYPOTHETICAL 5% RETURN                        1,000.00    1,018.85       1.25        6.34
-------------------------------------------------------------------------------------------
*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
1-888-465-5722                        54

TT Active International Mutual Fund

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have a December 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2004 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2004 the Fund is designating the following items with regard to distributions paid during the year.

 LONG-TERM     ORDINARY                                QUALIFYING
CAPITAL GAIN    INCOME        TOTAL       QUALIFYING    DIVIDEND     FOREIGN
DISTRIBUTION DISTRIBUTIONS DISTRIBUTIONS  DIVIDENDS(1)  INCOME(2)  TAX CREDIT(3)
------------ ------------- -------------  ------------  ---------  ------------
   0.00%        100.00%      100.00%         0.00%       100.00%      17.90%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law.

(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions." For the year ended December 31, 2004 gross income derived from sources within foreign countries amounted to $1,104,836 for the Fund.




--------------------------------------------------------------------------------
                                      55                      www.ttintfunds.com

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
December 31, 2004

[Bar Chart Omitted] Percentages are as follows:

Sector Weightings (Unaudited)+:
46.6% Financials
13.0% Industrials
 9.5% Consumer Discretionary
 7.0% Basic Materials
 6.7% Information Technology
 4.9% Telecommunication Services
 3.7% Energy
 2.8% Health Care
 2.2% Equity Performance Linked Notes
 2.0% Consumer Staples
 1.6% Utilities
+Percentages based on total investments.



COMMON STOCK -                 VALUE (NOTE 2)
71.96%                 SHARES             US$
----------------------------------------------
AUSTRALIA - 0.74%
PAPERS & PACKAGING - 0.74%
Amcor Ltd.            102,006         587,724
----------------------------------------------
TOTAL AUSTRALIA                       587,724
----------------------------------------------

CHINA - 0.72%
COMPUTERS - 0.29%
Lenovo Group Ltd.     770,000         230,325
----------------------------------------------
INSURANCE - 0.35%
China Life Insurance
Co. Ltd.*             418,000         279,645
----------------------------------------------
METALS & MINING - 0.08%
Aluminum Corp. Of
China Ltd.            100,000          59,182
----------------------------------------------
TOTAL CHINA                           569,152
----------------------------------------------

DENMARK - 0.58%
DIVERSIFIED TELECOMMUNICATIONS - 0.58%
TDC A/S                10,883         460,870
----------------------------------------------
TOTAL DENMARK                         460,870
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
FRANCE - 2.69%
COMPUTERS - 0.56%
Atos Origin*            6,451         438,163
----------------------------------------------
OIL & GAS - 2.13%
Total SA                7,728       1,688,038
----------------------------------------------
TOTAL FRANCE                        2,126,201
----------------------------------------------

GERMANY - 5.35%
DIVERSIFIED OPERATIONS - 1.58%
Siemens AG             14,754       1,250,992
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.02%
Deutsche Telekom AG*   35,762         809,348
----------------------------------------------
INSURANCE - 2.75%
Allianz AG              5,116         678,702
Muenchener
Rueckversicherungs AG  12,177       1,497,091
----------------------------------------------
                                    2,175,793
----------------------------------------------
TOTAL GERMANY                       4,236,133
----------------------------------------------

HONG KONG - 2.91%
DIVERSIFIED OPERATIONS - 1.38%
China Resources
Enterprise Ltd.       148,000         231,348
Citic Pacific Ltd.    127,000         361,097
Swire Pacific Ltd.
Class A Shares         59,500         497,575
----------------------------------------------
                                    1,090,020
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.34%
China Netcom Group
Corp. Hong Kong Ltd.* 197,000         267,391
----------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        56

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
HONG KONG - (continued)
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 0.28%
Johnson Electric
Holdings              233,000         226,324
----------------------------------------------
REAL ESTATE - 0.91%
Henderson Land
Development Ltd.      139,000         722,478
----------------------------------------------
TOTAL HONG KONG                     2,306,213
----------------------------------------------

ITALY - 2.48%
BANKS - 1.32%
Capitalia SPA         227,939       1,044,114
----------------------------------------------
ELECTRIC - 1.16%
Enel SPA               93,671         920,540
----------------------------------------------
TOTAL ITALY                         1,964,654
----------------------------------------------

JAPAN - 21.70%
BANKS - 8.67%
Bank of Yokohama Ltd. 119,000         750,210
Mitsubishi Tokyo
Financial Group Inc.      218       2,212,550
Mizuho Financial Group
Inc.                      392       1,973,963
Sumitomo Mitsui
Financial Group Inc.      105         763,394
Sumitomo Trust
& Banking Co. Ltd.    115,000         831,610
The Chiba Bank Ltd.    50,000         334,244
----------------------------------------------
                                    6,865,971
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
JAPAN - (continued)
COMMERCIAL SERVICES &
SUPPLIES - 0.10%
Park24 Co. Ltd.         4,400          79,008
----------------------------------------------
COMPUTERS - 0.06%
Nomura Research
Institute Ltd.            500          46,843
----------------------------------------------
DIVERSIFIED OPERATIONS - 1.02%
Bandai Co. Ltd.         3,300          75,037
Daikin Industries Ltd.  1,700          49,107
JGC Corp.              15,000         137,162
Kajima Corp.           95,000         408,851
Lawson Inc.             3,600         132,800
----------------------------------------------
                                      802,957
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.95%
Softbank Corp.         15,500         754,806
----------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 1.03%
Advantest Corp.         7,700         660,515
Keyence Corp.             700         156,846
----------------------------------------------
                                      817,361
----------------------------------------------
FINANCIAL SERVICES - 3.51%
Credit Saison Co. Ltd. 24,600         895,462
Orix Corp.              5,500         747,145
Promise Co. Ltd.       12,200         871,514
SFCG Co. Ltd.           1,050         265,395
----------------------------------------------
                                    2,779,516
----------------------------------------------
INSURANCE - 0.71%
Millea Holdings Inc.       38         563,677


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      57                      www.ttintfunds.com

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004



COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
JAPAN - (continued)
MACHINERY - 0.84%
SMC Corp.               5,800         663,941
----------------------------------------------
REAL ESTATE - 1.41%
Mitsui Fudosan Co. Ltd.79,000         959,842
Sumitomo Realty &
Development Co. Ltd.   12,000         156,455
----------------------------------------------
                                    1,116,297
----------------------------------------------
RETAILERS - 0.65%
Citizen Watch Co. Ltd. 12,700         122,080
Fast Retailing Co. Ltd. 5,200         395,823
----------------------------------------------
                                      517,903
----------------------------------------------
SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.37%
NEC Electronics Corp.   6,000         292,769
----------------------------------------------
TRADING COMPANIES &
DISTRIBUTORS - 2.38%
Mitsui & Co. Ltd.     210,000       1,883,381
----------------------------------------------
TOTAL JAPAN                        17,184,430
----------------------------------------------

MALAYSIA - 0.62%
BANKS - 0.50%
Commerce Asset
Holdings BHD          319,400         395,047
----------------------------------------------
DIVERSIFIED OPERATIONS - 0.12%
IOI Corp. BHD          37,400          93,500
----------------------------------------------
TOTAL MALAYSIA                        488,547
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
NETHERLANDS - 1.17%
DIVERSIFIED OPERATIONS - 0.78%
European Aeronautic Defense
and Space Co.          21,274         618,528
----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.39%
Royal KPN NV           32,454         308,350
----------------------------------------------
TOTAL NETHERLANDS                     926,878
----------------------------------------------

NORWAY - 0.66%
OIL & GAS - 0.66%
Statoil ASA            33,300         522,319
----------------------------------------------
TOTAL NORWAY                          522,319
----------------------------------------------

SINGAPORE - 1.08%
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 0.53%
Venture Corp. Ltd.     43,000         418,831
----------------------------------------------
REAL ESTATE - 0.55%
CapitaLand Ltd.        82,000         106,996
City Developments Ltd. 76,000         330,556
----------------------------------------------
                                      437,552
----------------------------------------------
TOTAL SINGAPORE                       856,383
----------------------------------------------

SOUTH KOREA - 1.14%
BANKS - 1.14%
Kookmin Bank*          23,030         901,000
----------------------------------------------
TOTAL SOUTH KOREA                     901,000
----------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        58

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
SPAIN - 0.84%
BANKS - 0.84%
Banco Santander Central
Hispano SA             53,426         663,014
----------------------------------------------
TOTAL SPAIN                           663,014
----------------------------------------------
SWITZERLAND - 8.77%
BANKS - 5.04%
Credit Suisse Group    46,999       1,975,686
UBS AG                 24,029       2,014,919
----------------------------------------------
                                    3,990,605
----------------------------------------------
BUILDING MATERIALS - 0.77%
Holcim Ltd.            10,068         606,506
----------------------------------------------
CHEMICALS - 1.21%
Syngenta AG             9,023         958,560
----------------------------------------------
INSURANCE - 0.38%
Zurich Financial
Services AG             1,817         302,966
----------------------------------------------
PHARMACEUTICALS - 1.37%
Roche Holdings AG       9,434       1,086,018
----------------------------------------------
TOTAL SWITZERLAND                   6,944,655
----------------------------------------------

TAIWAN - 1.15%
DIVERSIFIED TELECOMMUNICATIONS - 0.20%
D-Link Corp.          134,356         156,869
----------------------------------------------
SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.95%
Advanced Semiconductor
Engineering           997,000         755,065
----------------------------------------------
TOTAL TAIWAN                          911,934
----------------------------------------------


COMMON STOCK                   VALUE (NOTE 2)
(continued)            SHARES             US$
----------------------------------------------
THAILAND - 1.30%
BANKS - 0.73%
Kasikornbank PCL*     200,400         288,865
Kasikornbank PCL
NVDR*                 210,000         283,783
----------------------------------------------
                                      572,648
----------------------------------------------
BUILDING MATERIALS - 0.57%
Siam Cement PCL*        6,200          38,940
Siam Cement PCL
NVDR*                  65,800         413,261
----------------------------------------------
                                      452,201
----------------------------------------------
TOTAL THAILAND                      1,024,849
----------------------------------------------

UNITED KINGDOM - 18.06%
AIRLINES - 1.47%
British Airways PLC*  258,386       1,165,778
----------------------------------------------
BANKS - 6.04%
HBOS PLC              138,195       2,249,921
Royal Bank of Scotland
Group PLC              31,643       1,064,365
Standard Chartered PLC 79,076       1,470,359
----------------------------------------------
                                    4,784,645
----------------------------------------------
BEVERAGES, FOOD & TOBACCO - 1.35%
British American
Tobacco PLC            61,801       1,064,900
----------------------------------------------
DIVERSIFIED OPERATIONS - 1.45%
Rolls-Royce Group
PLC                   236,582       1,121,909
Rolls-Royce Group
PLC, Class B
Shares*            13,922,739          27,265
----------------------------------------------
                                    1,149,174
----------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      59                      www.ttintfunds.com

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004



COMMON STOCK                   VALUE (NOTE 2)
(concluded)            SHARES             US$
----------------------------------------------
UNITED KINGDOM - (continued)
ENTERTAINMENT - 1.51%
Carnival PLC           19,559       1,193,382
----------------------------------------------
METALS & MINING - 1.67%
Anglo American PLC     49,260       1,165,156
Lonmin PLC              8,805         155,016
----------------------------------------------
                                    1,320,172
----------------------------------------------
MINERALS - 1.57%
Xstrata PLC            69,462       1,242,917
----------------------------------------------
PHARMACEUTICALS - 0.71%
AstraZeneca PLC        15,515         562,682
----------------------------------------------
TELEVISION - 1.17%
ITV PLC               458,913         927,324
----------------------------------------------
WIRELESS TELECOMMUNICATIONS
SERVICES - 1.12%
mm02 PLC*             377,924         890,646
----------------------------------------------
TOTAL UNITED KINGDOM               14,301,620
----------------------------------------------
TOTAL COMMON STOCK
(Cost $50,938,418)                 56,976,576


PREFERRED STOCK -              VALUE (NOTE 2)
1.12%      SHARES/FACE AMOUNT             US$
----------------------------------------------
GERMANY - 1.12%
Porsche AG              1,395         890,244
----------------------------------------------
TOTAL PREFERRED STOCK
(Cost $885,744)                       890,244
----------------------------------------------
EQUITY PERFORMANCE
LINKED NOTE** - 1.06%
JAPAN - 1.06%
UBS Japan Mid-Cap
Index*         JPY 54,300,000         838,998
----------------------------------------------
TOTAL EQUITY PERFORMANCE LINKED NOTE
(Cost $737,281)                       838,998
----------------------------------------------

EQUITY LINKED WARRANT** - 0.57%
INDIA - 0.57%
Industrial Development
Bank of India*+
Expires 01/08/07      175,221         449,284
----------------------------------------------
TOTAL EQUITY LINKED WARRANT
(Cost $345,949)                       449,284
----------------------------------------------
TOTAL INVESTMENTS - 74.71%
(Cost $52,907,392)                 59,155,102
----------------------------------------------
OTHER ASSETS IN EXCESS
OF LIABILITIES - 25.29%            20,020,491
----------------------------------------------
NET ASSETS - 100.00%               79,175,593
----------------------------------------------
* Non-income producing security.
** See Note 2 in Notes to Financial Statements.
 + Security considered illiquid.
JPY -- Japanese Yen
NVDR -- Non-Voting Depositary Receipt


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        60

TT EAFE Portfolio

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                             US$
--------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $52,907,392)                              59,155,102
Cash at interest*                                                     18,292,393
Foreign currency, at value (cost $1,217,430)                           1,220,852
Receivable for investments sold                                          381,207
Recoverable foreign taxes                                                 128,05
Unrealized gain on open forward foreign currency exchange contracts      217,079
Dividend and interest receivable                                          50,626
Unrealized gain on open spot contacts                                        207
Other assets                                                              20,021
--------------------------------------------------------------------------------
Total Assets                                                          79,465,542
--------------------------------------------------------------------------------
LIABILITIES:
Unrealized loss on open forward foreign currency exchange contracts       72,342
Payable for investments purchased                                         68,591
Payable for professional fees                                             43,618
Payable for investment advisory fees                                      32,778
Payable for accrued foreign capital gains tax                             17,594
Payable for administration fees                                            8,515
Accrued expenses and other liabilities                                    46,511
--------------------------------------------------------------------------------
Total Liabilities                                                        289,949
--------------------------------------------------------------------------------
NET ASSETS                                                            79,175,593
--------------------------------------------------------------------------------
*See Note 2 in Notes to Financial Statements.




                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      61                      www.ttintfunds.com

TT EAFE Portfolio

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                            US$
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $217,077)           1,624,437
Interest income                                                          39,337
-------------------------------------------------------------------------------
Total Investment Income                                               1,663,774
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                                 493,840
Administration fees                                                      99,244
Custody fees                                                             78,192
Professional fees                                                        58,617
Trustees' fees and expenses                                              46,206
Printing fees                                                            34,810
Other fees                                                               40,044
-------------------------------------------------------------------------------
Total Expenses                                                          850,953
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   812,821
-------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on:
Investment security transactions                                     13,828,463
Foreign currency transactions and forward foreign
   currency exchange contracts                                        1,292,345
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investment securities                                                (6,692,969)
Foreign capital gains tax on appreciated securities                     (17,594)
Foreign currency translation and forward foreign
   currency exchange contracts                                          148,120
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               8,558,365
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  9,371,186
-------------------------------------------------------------------------------




                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        62

TT EAFE Portfolio

STATEMENT OF CHANGES IN NET ASSETS


                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2004   DECEMBER 31, 2003
                                                        US$                 US$
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                               812,821             949,576
Net realized gain on investments,
   foreign currency transactions and
   foreign currency exchange contracts           15,120,808           4,041,255
Net change in accrued foreign capital
   tax gains on appreciated securities              (17,594)                 --
Net change in unrealized appreciation/
   (depreciation) on investments, foreign
   currency translation and foreign currency
   exchange contracts                            (6,544,849)         17,346,569
-------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                9,371,186          22,337,400
-------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Contributions                                    43,106,070           5,813,185
Withdrawals                                     (55,864,939)        (44,341,929)
-------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                         (12,758,869)        (38,528,744)
-------------------------------------------------------------------------------
Total decrease in net assets                     (3,387,683)        (16,191,344)
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                82,563,276          98,754,620
-------------------------------------------------------------------------------
End of year                                      79,175,593          82,563,276
-------------------------------------------------------------------------------




                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      63                      www.ttintfunds.com

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION
   TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 48.2% and the LKCM International Fund held 51.8% of the Portfolio, respectively, as of December 31, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

   A. USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   B. SECURITY VALUATION
      Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolio are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolio seeks to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolio's Board of Trustees. The Portfolio's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Portfolio's Board of Trustees.

--------------------------------------------------------------------------------
1-888-465-5722                        64

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

2. SIGNIFICANT ACCOUNTING POLICIES (continued) B. SECURITY VALUATION (continued) Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Portfolio's adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it may request that a meeting of the Valuation Committee be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser for the Portfolio that such limits have been exceeded. In such event, the adviser makes the determination whether a meeting of the Valuation Committee should be called based on the information provided.

   C. SECURITY TRANSACTIONS AND INCOME RECOGNITION
      Security transactions are accounted for on the trade date. Dividend income is rec-ognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
--------------------------------------------------------------------------------
                                      65                      www.ttintfunds.com

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

2. SIGNIFICANT ACCOUNTING POLICIES (continued) D. EXPENSES
      Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Portfolio Trust are allocated to the Portfolio on the basis of relative daily net assets.

   E. FOREIGN CURRENCY TRANSLATION
      For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and Federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

   F. FORWARD FOREIGN CURRENCY CONTRACTS
      The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable forward foreign exchange rate and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

                                                                NET UNREALIZED
      SETTLEMENT         DELIVER/                  RECEIVE/      APPRECIATION/
      DATE           UNITS OF CURRENCY           IN EXCHANGE   FOR  DEPRECIATION
      --------------------------------------------------------------------------
      01/10/05       GBP    1,727,416          EUR    2,500,000        $ 84,293
      01/13/05       JPY  437,610,800          AUD    5,420,000         (31,681)
      01/14/05       EUR      750,000          HKD    7,920,000             363
      01/14/05       HKD   28,848,100          EUR    2,800,000          91,347
      01/21/05       AUD    1,497,627          GBP      590,000         (40,661)
      01/31/05       SGD    1,274,260          EUR      580,000           6,960
      02/03/05       JPY  222,539,352          EUR    1,610,000          11,194
      02/04/05       GBP      780,000          SEK   10,069,129          22,922
                                                                       --------
                                                                       $144,737
                                                                       ========
         AUD -- Australian Dollar            JPY -- Japanese Yen
         EUR -- Euro                         SEK -- Swedish Krona
         GBP -- Britain Pound Sterling       SGD -- Singapore Dollar
         HKD -- Hong Kong Dollar

--------------------------------------------------------------------------------
1-888-465-5722                        66

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

2. SIGNIFICANT ACCOUNTING POLICIES (continued) G. EQUITY-LINKED NOTES AND
   WARRANTS
      The Portfolio has invested in equity-linked notes, under which the payment of principal at maturity is indexed to the market values of a specified equity security or basket of equity securities. Equity Warrants permit the exchange of the warrant at any time until maturity for the underlying equity security. The notes are obligations of, and purchased from, a dealer who has agreed to make a secondary market in them at a price based on the daily closing values of the specified basket. In addition to the market risk of the underlying holding, the Portfolio bears additional counterparty risk to the issuing dealer. Under the terms of the notes, the Portfolio's maximum loss is limited to its initial investment.

   H. CASH AT INTEREST
      As of December 31, 2004, the Portfolio had $18,292,393 in cash held at Northern Trust (the "Custodian") and is classified as cash at interest on the Statement of Assets and Liabilities. The significant cash portion was due to a pending redemption from the TT Active International Mutual Fund. Amounts so invested are generally available on the same business day.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
      Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

      Certain officers of the Portfolio Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Portfolio for serving as officers of the Portfolio Trust.

4. SECURITY TRANSACTIONS
   Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2004, were as follows:

   COST OF PURCHASES                                        PROCEEDS FROM SALES
   US$                                                                      US$
--------------------------------------------------------------------------------
   174,949,436                                                      198,563,556



--------------------------------------------------------------------------------
                                      67                      www.ttintfunds.com

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

5. FEDERAL INCOME TAXES
   The Portfolio intends to continue to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

   It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

   At December 31, 2004, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. Federal income tax purposes were as follows:

                           UNREALIZED       UNREALIZEDNET            UNREALIZED
   TAX COST              APPRECIATION        DEPRECIATION          APPRECIATION
   US$                            US$                 US$                   US$
--------------------------------------------------------------------------------
   53,893,280               6,404,433          (1,142,611)            5,692,076

6. RISKS
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.




--------------------------------------------------------------------------------
1-888-465-5722                        68

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONCLUDED

6. RISKS (continued)
   Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its invest- ment in foreign securities.

   In the normal course of business, the Portfolio Trust enters into contracts that provide general indemnifications. The Portfolio Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio Trust and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. FINANCIAL HIGHLIGHTS
   The ratios of expenses and net investment income to average net assets, total return and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                               YEAR         YEAR           YEAR         YEAR       PERIOD
                              ENDED         ENDED         ENDED        ENDED        ENDED
                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                               2004          2003          2002         2001         2000*
------------------------------------------------------------------------------------------

   Ratio of expenses          0.86%         1.08%         0.85%        0.85%        0.92%+
   Ratio of net
     investment income        0.82%         1.30%         1.38%        0.51%        0.39%+
   Portfolio Turnover          192%          184%          231%         255%          37%
   Total Return              11.87%        34.79%      (18.51)%     (28.80)%      (4.54)%^

*  For the period October 2, 2000 (commencement of operations) through December 31, 2000.
+  Annualized.
^  Not Annualized.

--------------------------------------------------------------------------------
                                      69                      www.ttintfunds.com

TT EAFE Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of
TT International U.S.A. Master Trust and Shareholders of
TT EAFE Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 25, 2005




--------------------------------------------------------------------------------
1-888-465-5722                        70

TT EAFE Portfolio

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Portfolio's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Portfolio's average net assets; this percentage is known as the Portfolio's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the last six-month period. The "Expenses Paid During Period" column shows the estimated actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense cost from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

                            Beginning      Ending                       Expenses
                             Account       Account      Annualized        Paid
                              Value         Value         Expense        During
TT EAFE PORTFOLIO            6/30/04      12/31/04        Ratios         Period*
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN    $1,000.00     $1,086.50         0.92%         $4.83
HYPOTHETICAL 5% RETURN     $1,000.00     $1,020.51         0.92%         $4.67
--------------------------------------------------------------------------------
*Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


--------------------------------------------------------------------------------
                                      71                      www.ttintfunds.com

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)
The following chart lists Trustees and Officers as of November 18, 2004

The management and affairs of each Fund are supervised by the Trustees of the Feeder Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of each Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.
The Trustees and officers of the Feeder Trust and the Portfolio Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by TT International that they oversee are set forth below. Unless otherwise indicated below, the address of each Trustee and officer is One Freedom Valley Drive, Oaks, PA 19456. Each Trustee and officer holds office for the lifetime of the Trusts unless that individual resigns, retires or is otherwise removed or replaced. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-465-5722.

TRUSTEES OF THE FEEDER TRUST AND THE PORTFOLIO TRUST

NON-INTERESTED TRUSTEES1

                                      TERM OF OFFICE   NUMBER OF PORTFOLIOS
                  POSITION(S) HELD    AND LENGTH OF     IN FUND COMPLEX           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
NAME & AGE        WITH THE TRUSTS      TIME SERVED     OVERSEEN BY TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Benning    Trustee of the       Since          TT International U.S.A   Retired (since December 1999); Senior Vice President
Age: 70            Feeder Trust and     August 2000    Master & Feeder          and General Counsel and Secretary, Liberty Financial
                   the Portfolio Trust                 Trusts: 4 Portfolios     Companies, Inc.(financial services) (1985-1999).

                                                                                Trustee, Liberty All-Star Equity Fund (one mutual
                                                                                fund) and Director. Liberty All-Star Growth Fund,
                                                                                Inc. (One mutual fund) (since October 2002);
                                                                                General Partner, Mad River Green Parners
                                                                                (real estate) (since 1972).

Peter O. Brown     Trustee of the       Since          TT International U.S.A   Counsel, Harter, Secrest & Emery LLp (law Firm)
Age: 64            Feeder Trust and     August 2000    Master & Feeder          since 2001); Partner, Harter, Secrest & Emery LLP
                   the Portfolio Trust                 Trusts: 4 Portfolios     (from 1998-2000).

                                                                                Trustee, CGM Trust (three mutual funds) and CGM
                                                                                Capital Development Fund (one mutual fund)
                                                                                (since June 1993).

Robert W. Uek      Trustee of the       Since          TT International U.S.A   Self-Emoloyed Consultant (since 1999); Partner,
Age: 63            Feeder Trust and     August 2000    Master & Feeder          PricewaterhouseCoopers LLP (accounting firm)
                   the Portfolio Trust                 Trusts: 4 Portfolios     (1998 to June 1999)

                                                                                Trustee, Hillview Investment Trust II
                                                                                (three mutual funds) (since September 2000),
INTERESTED TRUSTEES2

Jacqui Brownfield3 Trustee of the       Since          TT International U.S.A   Vice President and Operations Manager,
Age: 44            Portfolio Trust      June 2003      Master Trusts:           Luther King Capital Management (since 1987).
                   the Portfolio Trust                 2 Portfolios

1 Non-Interested Trustees are those Trustees who are not "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act. 2 Interested
  Trustees are those Trustees who are "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.
3 Ms. Brownfield is deemed to be an interested Trustee of the Portfolio Trust because of her affiliation with (i) LKCM International Fund, the investment company, which invests all of its investable assets in a series of the Portfolio
  Trust and (ii) Luther King Capital Management, the investment adviser to the LKCM International Fund.

--------------------------------------------------------------------------------
1-888-465-5722                      72 & 73                   www.ttintfunds.com

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)

OFFICERS OF THE FEEDER TRUST AND THE PORTFOLIO TRUST

                                                     TERM OF OFFICE
                        POSITION(S) HELD             AND LENGTH OF                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
  NAME & AGE            WITH THE TRUSTS               TIME SERVED                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David J.S. Burnett      President                    Since                    Managing Partner, TT International (since September
Age: 47                                              August 2000              1998); Director, TJA Inc.(investment company) (since
                                                                              November 2002); Chairman, TT International Bermuda
                                                                              Ltd. (since November 2001); Director, TT International
                                                                              Funds PLC (investment management)(since August 2001);
                                                                              Director, TT International Advisors Inc. (investment
                                                                              marketing) (since March 2001); Director, TT Asia
                                                                              Pacific Alpha Fund Limited (investment management)
                                                                              (since March 2004); Director, TT Asia Pacific Beta
                                                                              Fund Limited (investment management) (since March
                                                                              2004); Director, TT Long/Short Europe Alpha Fund
                                                                              Limited (investment management) (since April 2004);
                                                                              Director, TT Long/Short Europe Fund Limited
                                                                              (investment management) (since April 2004); Director,
                                                                              TT Long/Short Japan Alpha Fund Limited (investment
                                                                              management) (since October 2003); Director, TT Long/
                                                                              Short Japan Fund Limited (investment management)
                                                                              (since October 2003); Director, TT Mid-Cap Europe
                                                                              Long/Short Alpha Fund Limited (investment management)
                                                                              (since July 2004); Director, TT Mid-Cap Europe Long/
                                                                              Short Fund Limited (investment management) (since July
                                                                              2004); Director, TT Event-Driven Alpha Fund Limited
                                                                              (investment management) (since April 2004); Director,
                                                                              TT Event-Driven Fund Limited (investment management)
                                                                              (since April 2004); Director, TT Crosby Limited
                                                                              (property lease holding company) (since January 1999),
                                                                              Director, TT International (Hong Kong) Limited
                                                                              (investment company) (since October 2003).

S. Austin Allison       Secretary and Chief          Since                    Partner, Head of Compliance & Legal, TT
Age: 57                 Compliance Officer           August 2000              International (since January 2001); Head of Compliance
                                                                              and Legal, TT International (June 2000 to December
                                                                              2000); Director, TT International Advisors Inc.
                                                                              (investment marketing) (since March 2001); Director,
                                                                              TT International Funds PLC (since August 2001);
                                                                              Director, TT International (Bermuda) Limited (since
                                                                              November 2001); Director, TJA Inc. (investment
                                                                              company) (since November 2002); Director, TT Crosby
                                                                              Limited (property lease holding company) (since
                                                                              November 2002); Director, TT International (Hong Kong)
                                                                              Limited (investment company (since October 2003).

Graham Barr             Treasurer                    Since                    Financial Controller, TT International (since June
Age: 39                                              August 2000              1998); former Company Secretary, TT Crosby Ltd.
                                                                              (holding company) (from November 1999 to November
                                                                              2002); former Head of Investment Accounting, AIB
                                                                              Govett Asset Management (fund management) (August 1993
                                                                              to June 1998).

Jennifer Spratley, CPA  Assistant                    Since                    Director, SEI Investments, Fund Accounting and
Age: 35                 Treasurer                    2004                     Administration since November 1999; Audit Manager,
                                                                              Ernst & Young LLP (1991-1999).




-------------------------------------------------------------------------------
1-888-465-5722                      74 & 75                   www.ttintfunds.com

ADVISER:
TT International Investment Management
Martin House, 5 Martin Lane
London EC4R 0DP

DISTRIBUTOR:
SEI Investments Distribution Co.
Oaks, PA 19456

ADMINISTRATOR:
SEI Investments Global Funds Services
Oaks, PA 19456

TRANSFER AGENT
Forum Shareholder Services LLC
P.O. Box 446
Portland, ME 04112
888-465-5722

LEGAL COUNSEL:
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. Each Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that are used by the Trust's investment adviser to vote proxies relating to the Trust's portfolio securities, as well as information relating to how the Trust's investment adviser voted proxies relating to the Trust's portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-465-5722; (ii) on the Trust website at http:/www.ttintfunds.com; and (iii) on the Commission's website at http://www.sec.gov.

                         [TT INTERNATIONAL LOGO OMITTED]

                                                                 TTI-AR-003-0200
--------------------------------------------------------------------------------

ITEM 2.    CODE OF ETHICS.

TT International U.S.A. Master Trust (the "Registrant") has adopted a code of ethics that applies to the Registrant's President and Principal Executive Officer, Treasurer and Principal Accounting and Financial Officer. There were no amendments to the code of ethics during the fiscal year ended December 31, 2004. There were no waivers or implicit waivers from the code of ethics granted by the Registrant during the fiscal year ended December 31, 2004.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert, Robert Uek, is "independent" as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Registrant's annual financial statements or services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements are the following:

             2003                                      2004
             $62,500                                   $70,000

(b) Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are the following:

             2003                                      2004
             $46,883                                   $49,700

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning are the following:

             2003                                      2004
             $78,750                                   $25,000

The nature of the services comprising the fees disclosed under this category are consultation on proposed commission recapture program (services performed before pre-approval requirements effective), consultation on proposed change in tax allocation methods upon change in service providers, review of tax aspects of conversion to new accounting agent, review of tax allocation system, review of tax returns, and review of excise tax/distribution computations.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP, other than the services reported in paragraphs (a) through (c) of this Item are the following:

             2003                                      2004
             N/A                                       N/A

(e)(1) The Trustees Committees of the Boards of Trustees of the Registrant and TT International U.S.A. Feeder Trust (the "Trustees Committees") are required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant and the TT International U.S.A. Feeder Trust (such series, collectively, the "Funds") and provide their opinion of the Funds' financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, TT International Investment Management ("TT International") or any entity controlling, controlled by, or under common control with TT International that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. In accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X , the Trustees Committees have pre-approved the performance of non-recurring tax and excise tax services by PricewaterhouseCoopers LLP on behalf of the Trusts, provided that (i) any such non-recurring tax and excise tax services doe not exceed $5,000 per instance and $10,000 in the aggregate and (ii) PricewaterhouseCoopers notifies the Trustees Committees of each such instance.

(e)(2) The percentage of audit related fees, tax fees and other fees that were approved by the Trustees Committees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the last two fiscal years were as follows:

     ---------------------------- ----------------- ----------------
                                        2004             2003
     ---------------------------- ----------------- ----------------
     Audit-Related Fees                 18%               16%

     ---------------------------- ----------------- ----------------
     Tax Fees                           100%             100%

     ---------------------------- ----------------- ----------------
     All Other Fees                     N/A               N/A

     ---------------------------- ----------------- ----------------


(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for services rendered to (i) the Registrant, (ii) TT International, and (iii) any entity controlling, controlled by, or under common control with TT International that provides ongoing services to the Registrant for each of the last two fiscal years were $74,700 and $125,633 for 2004 and 2003, respectively.
(h)    Not applicable.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable. Investments in securities of unaffiliated issuers as of December 31, 2004, as set forth in Section 210.12-12 of Regulation S-X , are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The principal executive officer and the principal financial officer of the Registrant, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR and N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) The Code of Ethics is filed herewith.

(a)(2) Separate certification for each principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                TT International U.S.A. Master Trust


By (Signature and Title)*                   /s/ David J.S. Burnett
                                            ------------------------------
                                            David J.S. Burnett
                                            Chief Executive Officer

Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ David J.S. Burnett
                                            ------------------------------
                                            David J.S. Burnett
                                            Chief Executive Officer

Date: March 8, 2005

By (Signature and Title)*                   /s/ Graham Barr
                                            ---------------------------
                                            Graham Barr
                                            Chief Financial Officer

Date: March 8, 2005
* Print the name and title of each signing officer under his or her signature.